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                                                                    Exhibit 99.5

                                                                  EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of March 1, 2007, among Merrill Lynch Mortgage Lending, Inc., having an address at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignee") and National City Mortgage Co. (the "Company").

     In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the "Assigned Loans") listed on Attachment 1 annexed hereto (the "Assigned Loan Schedule") purchased by Merrill Lynch Bank, USA ("MLBUSA") from the Company pursuant to the Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2004, between MLBUSA and the Company, as amended by Amendment Number One, dated as of March 22, 2006 (the "Agreement"), shall be subject to the terms of this AAR Agreement. MLBUSA assigned all of its right, title and interest in, to and under the Agreement to the Assignor pursuant to the Assignment and Assumption Agreement, dated March 1, 2007, among MLBUSA, the Company and the Assignor (the "Assignment and Assumption Agreement"; together with the Agreement, the "Agreements"). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Agreements.

Assignment and Assumption

     1. The Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Agreements. The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Agreement other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, the Assignor is retaining the right to enforce the representations and warranties with respect to the Assigned Loans and the Company, prior to the date hereof.

Representations; Warranties and Covenants

     2. The Assignor warrants and represents to the Assignee and the Company as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. The Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to the Assignee as contemplated herein, the

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               Assignee shall have good title to each and every Assigned Loan, as well as any and all of the Assignor's interests, rights and obligations under the Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          c. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Assigned Loans or the Agreements;

          d. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Agreements;

          e. The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. The Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned


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               Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

          h. The Assignor has received from the Company, and has delivered to the Assignee, all documents required to be delivered to the Assignor by the Company prior to the date hereof pursuant to
               Section 2.04 of the Agreement with respect to the Assigned Loans.

     3. The Assignee warrants and represents to, and covenants with, the Assignor and the Company as of the date hereof:

          a. The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. The Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor and the Company, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or


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               performance by the Assignee of this AAR Agreement, or the
               consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to the Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Assignee, would adversely affect the Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement;

          e. The Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state; and

          f. The Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

     4. The Company warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Agreements;

          c. The Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the


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               Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This AAR Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          e. The Company shall establish a Custodial Account and an Escrow Account under the Agreement in favor of the Assignee with respect to the Assigned Loans separate from the Custodial Account and the Escrow Account previously established under the Agreement in favor of the Assignor; and

          f. No event has occurred from the applicable Closing Date to the date hereof which would render the representations and warranties as to the Company and the Assigned Loans made by the Company in
               Section 3.01 and Section 3.02 of the Agreement to be untrue in any material respect.

Recognition of the Assignee

     5. From and after the date hereof, the Company shall recognize the Assignee as owner of the Assigned Loans and will service the Assigned Loans for the Assignee as if the Assignee and the Company had entered into a separate servicing agreement for the servicing of the Assigned Loans in the form of the Agreement (as modified herein), the terms of which are incorporated herein by reference. In addition, the Company hereby acknowledges that from and after the date hereof, the Assigned Loans will be subject to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2007, by and among Merrill Lynch Mortgage Investors, Inc., Wells Fargo Bank, N.A. (the "Master Servicer") and HSBC Bank USA, National Association. Pursuant to the Pooling and Servicing Agreement, the Master Servicer has the right to monitor the Company's performance of its servicing obligations under the Agreement. Such right will include, without limitation, the right to terminate the Company under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company. In connection therewith, the Company hereby agrees that all remittances required to be made with respect to the Assigned Loans pursuant to the Agreement will be made in accordance with the following wire transfer instructions:


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                    Bank: Wells Fargo Bank, N.A.
                    ABA Routing Number: 121-000-248
                    Account Name: Corporate Trust Clearing
                    Account Number: 3970771416
                    For Credit to: MANA Series 2007-A2, Acct# 53135100

and the Company shall deliver all reports required to be delivered under the Agreement to the Assignee and to the Master Servicer at:

                    Wells Fargo Bank, N.A.
                    9062 Old Annapolis Road
                    Columbia, Maryland 21045
                    Attention: Client Manager - MANA 2007-A2

          It is the intention of the Assignor, the Company and the Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive or otherwise alter any of the terms or provisions of the Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Assignee.

          For purposes of Section 6.08 of the Agreement, the Company is hereby notified, and the Company hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Assigned Loans.

Modification of the Agreement

     6. The following definitions are added to Article I of the Agreement:

     "Master Servicer: Wells Fargo Bank, N.A., or its successors in interest."

     "Nonrecoverable Advance: Any Monthly Advance previously made by the Company pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Company, may not be ultimately recoverable by the Company from Liquidation Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance shall be evidenced by an Officers' Certificate of the Company delivered to the Purchaser and the Master Servicer and detailing the reasons for such determination."

     7. The definition of "Business Day" in Article I of the Agreement is deleted in its entirety and replaced with the following:

     "Business Day. Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of Ohio, the State of New York, the State of Maryland or the State of Minnesota are authorized or obligated by law or executive order to be closed."


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     8. The definition of "Remittance Date" in Article I of the Agreement is
deleted in its entirety and replaced with the following:

     "Remittance Date. The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding) of any month, beginning with the First Remittance Date."

     9. The definition of "Servicing Criteria" in Article I of the Agreement is deleted in its entirety and replaced with the following:

     "Servicing Criteria. The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, for which the Company is responsible in its capacity as Servicer and as identified on Exhibit N hereto."

     10. The following is added as Subsection 4.05(ix) of the Agreement:

          "(ix) to reimburse itself for any Nonrecoverable Advances."

          In the last paragraph of Section 4.05, "(viii)" is hereby replaced with "(ix)".

     11. The Assignee and the Company hereby amend Section 4.18 of the Agreement by adding the following sentence at the end of the first paragraph thereof:

     "Such report will be in the format set forth in Exhibit O-3."

     12. The Assignee and the Company hereby amend Section 5.01 of the Agreement by deleting the second paragraph in its entirety and replacing it with the following:

     "With respect to any remittance received by the Purchaser after the Business Day following the Business Day on which such remittance was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company."

     13. The Assignee and the Company hereby amend Section 5.02 of the Agreement by deleting the first paragraph of such section in its entirety and replacing it with the following:

     "On or before the tenth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Company shall furnish to the Purchaser or its designee a delinquency report in the form set forth in Exhibit O-1, a monthly remittance advice in the form set forth in Exhibit O-2, and a realized loss report in the form set forth in


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     Exhibit O-3, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith."

     14. The Assignee and the Company hereby amend Section 6.05 of the Agreement by deleting such section in its entirety and replacing it with the following:
"[Reserved.]"

     15. The Assignee and the Company hereby amend Section 7A.01 of the Agreement by deleting "Article 1" in the first sentence and replacing it with "Article 7A."

     16. The Assignee and the Company hereby amend Section 7A.01 of the Agreement by deleting the last two sentences of the section and replacing them with the following:

     "The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to negotiate in good faith with the Purchaser, any Master Servicer or any Depositor, upon a request made in good faith, regarding the Company's delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance."

     17. The Assignee and the Company hereby amend Section 7A.02 of the Agreement by deleting the section in its entirety and replacing it with the following:

          "(a) The Company shall be deemed to represent to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 7A.03 that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date and unless otherwise disclosed in such information provided under Section 7A.03: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company;
     (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the scheduled closing date of the related Securitization


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     Transaction; (v) there are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or to the knowledge of the Company, any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

          (b) If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under
     Section 7A.03, the Company shall, as soon as practical (but in no event later than 10 calendar days) following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party."

     18. The Assignee and the Company hereby amend Section 7A.03 by deleting the first sentence of such section and replacing it with the following:

          "In connection with any Securitization Transaction the Company shall
     (i) as promptly as practicable following request by the Purchaser or any Depositor in writing (fax or email) ( but in no event later than ten (10) calendar days following such request), provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing, or in a mutually agreed upon electronic format, and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor in writing, or in a mutually agreed upon electronic format, and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (e) of this Section."

     19. The Assignee and the Company hereby amend Section 7A.03(b) by adding the phrase "statements and" after the word "such" and before the words "agreed-upon procedures" in the fourth line of the first sentence of the second paragraph of such Section.

     20. The Assignee and the Company hereby amend Section 7A.03(c)(B)(5) by deleting the word "Purchase" and replacing it with "Purchaser."

     21. The Assignee and the Company hereby amend Section 7A.03(c)(F) by deleting "and" at the end of the section;

     22. The Assignee and the Company hereby amend Section 7A.03(c)(G) by deleting the "." at the end of the section and replacing it with ";"

     23. The Assignee and the Company hereby amend Section 7A.03(c) by adding the following to the end of the section:


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     "(H) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

     (I) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

     (J) a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

     (1)  the sponsor;

     (2)  the depositor;

     (3)  the issuing entity;

     (4)  any servicer;

     (5)  any trustee;

     (6)  any originator;

     (7)  any significant obligor;

     (8)  any enhancement or support provider; and

     (9)  any other material transaction party."

     24. The Assignee and the Company hereby amend Section 7A.03(d) by deleting such section in its entirety and replacing it with the following:

          "(d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall upon discovery (or shall cause each Subservicer and Third-Party Originator to so notify upon discovery) (i) notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator, as applicable, and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of the Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

     25. The Assignee and the Company hereby amend Section 7A.03(e) by adding the phrase ", any Master Servicer" after the word "Purchaser" in the fourth line of such section.

     26. The Assignee and the Company hereby amend Section 7A.03 of the Agreement by adding the following new sections 7A.03(f) and 7A.03(g):


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          "(f) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation
     AB);

          (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

          (iii) information regarding any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination or underwriting of pool assets as it relates to a substitution (Item 1121(a)(14) of Regulation AB).

          (g) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

     27. The Assignee and the Company hereby amend Section 7A.04 of the Agreement by deleting such section in its entirety and replacing it with the following:

          "On or before March 1st of each calendar year, commencing in 2008, the Company shall deliver to the Purchaser, the Master Servicer and the Depositor a statement of compliance addressed to the Purchaser, the Master Servicer and the Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities as servicer during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof."

     28. The Assignee and the Company hereby amend Section 7A.05 of the Agreement by deleting Section 7A.05(a)(i)-(iv) in its entirety and replacing it with the following:

          "(i) deliver to the Purchaser, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, such Master Servicer and such Depositor) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Company, and shall address each of the "Applicable Servicing Criteria", specified on Exhibit B hereto delivered to the Purchaser concurrently with the execution of this Agreement;

          (ii) deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

          (iii) cause each Subservicer and each Subcontractor determined by the Company pursuant to Section 7A.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB to deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs
     (a) and (b) of this Section; and

          (iv) deliver, and cause each Subservicer and Subcontractor described in clause (iii) to provide, to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit M, provided that such certification delivered by the Company may not be filed as an exhibit to, or included in, any offering document or registration statement."

     29. The Assignee and the Company hereby amend Section 7A.06(a) by deleting such section in its entirety and replacing with the following:

          "(a) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 7A.02, 7A.03(c), (e), (f) and (g), 7A.04, 7A.05 and 7A.07 of this Agreement to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 7A.03(d) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 7A.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 7A.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 7A.05 as and when required to be delivered."

     30. The Assignee and the Company hereby amend Section 7A.06(b) by deleting the first paragraph of such section in its entirety and replacing it with the following:

          "(b) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph."

     31. The Assignee and the Company hereby amend Section 7A.07(a) of the Agreement by deleting the first paragraph and replacing with the following:

          "(a) The Company shall indemnify the Purchaser, the Master Servicer, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:"

     32. The Assignee and the Company hereby amend Section 7A.07(a)(ii) of the Agreement by deleting such section in its entirety and replacing it with the following:

          "any breach by the Company of its obligations under Article 7A, including but not limited to any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article 1, including any failure by the Company to identify pursuant to Section 7A.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; and"

     33. The Assignee and the Company hereby amend Section 7A.07 by adding the following paragraph after Section 7A.07(a)(iii):

          "If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other."

     34. The Assignee and the Company hereby amend Section 7A.07(a) by adding the following at the end of such section:

          "This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

     35. The Assignee and the Company hereby amend Section 7A.07(b) by renumbering such section to be 7A.07(c).

     36. The Assignee and the Company hereby amend Section 7A.07 by adding the following new Section 7A.07(b):

     "(b) (i) Other than as set forth in clause (ii) of this Section 7A.07(b), any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this
     Article 7A, or any breach by the Company of a representation or warranty set forth in Section 7A.02(a) or in a writing furnished pursuant to Section 7A.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 7A.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, if such failure is not cured within three (3) Business Days after the Company receives written notice of such failure or breach (which may be provided by email) and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

          (ii) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Sections 7A.04 or 7A.05, including any failure by the Company to identify pursuant to

     Section 7A.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which receipt by the Company of written notice from the Master Servicer or any Depositor of such failure to deliver such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

          (iii) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

          (iv) In the event the Company is terminated as servicer of any Securitization Transaction as a result of its failure to comply with the provisions of Article 7A of this Agreement, the Purchaser hereby agrees to cause the related securitization trust to pay the Company any accrued and outstanding servicing fees owing to the Company to the date of such termination and to cause the related securitization trust to agree to reimburse the Company for any Servicing Advances that the Company actually made as servicer pursuant to this Agreement which the successor recovers from the related Mortgagor."

     37. The Assignee and the Company hereby amend the Agreement to add the following new Section 7A.09:

          "Section 7A.09. Third Party Beneficiary.

          For purposes of this Article 7A and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement."

     38. The Assignee and the Company hereby amend Section 10.01 of the Agreement by adding the following subsection:

     "(x) failure by the Company to duly perform, within the required time period, its obligations under Section 7A.04 and Section 7A.05 of the Agreement, which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by any party to this Agreement or by the Master Servicer."

     39. The Assignee and the Company hereby amend the Agreement by adding the following as Section 12.21 of the Agreement:

     "Third Party Beneficiary. For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

     40. The Assignee and the Company hereby amend Exhibit N of the Agreement by deleting it in its entirety and replacing it with the following:

                                    EXHIBIT N

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                                     SERVICING CRITERIA                                    APPLICABLE
--------------------------------------------------------------------------------------------------------    SERVICING
REFERENCE                                                 CRITERIA                                          CRITERIA
---------          -------------------------------------------------------------------------------------   ----------
                                              GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or other triggers           X
                   and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties, policies and            X
                   procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party                     X
                   participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                                             CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial bank accounts         X
                   and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an investor are            X
                   made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or distributions,           X
                   and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts or                    X

                                                     SERVICING CRITERIA                                    APPLICABLE
--------------------------------------------------------------------------------------------------------    SERVICING
REFERENCE                                                 CRITERIA                                          CRITERIA
---------          -------------------------------------------------------------------------------------   ----------
                   accounts established as a form of overcollateralization, are separately maintained
                   (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository institution as         X
                   set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.                         X

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed securities               X
                   related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within
                   30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                                             INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission, are maintained         X
                   in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors'
                   or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with timeframes,            X
                   distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days to the                  X
                   Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled checks,           X
                   or other form of payment, or custodial bank statements.

                                                 POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by the transaction         X
                   agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required by the transaction            X
                   agreements.

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed and             X
                   approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with                    X

                                                     SERVICING CRITERIA                                    APPLICABLE
--------------------------------------------------------------------------------------------------------   SERVICING
REFERENCE                                                 CRITERIA                                          CRITERIA
---------          -------------------------------------------------------------------------------------   ------------
                   the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with the Servicer's records         X
                   with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans (e.g.,             X
                   loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds         X
                   in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a mortgage            X
                   loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with variable             X
                   rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such          X
                   funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements;
                   (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance payments) are made on         X
                   or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on behalf of an          X
                   obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified
                   in the transaction agreements.                                                                X

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in
                   accordance with the transaction agreements.                                                   X

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a)(1) through (3)          [X]
                   or Item 1115 of Regulation AB, is maintained as set forth in the                        if obligated

                                                     SERVICING CRITERIA                                    APPLICABLE
--------------------------------------------------------------------------------------------------------    SERVICING
REFERENCE                                                 CRITERIA                                          CRITERIA
---------          -------------------------------------------------------------------------------------   -----------

                   transaction agreements.                                                                    under
                                                                                                           transaction
                                                                                                            documents

     41. The Assignee and the Company hereby amend the Agreement to add the following Exhibit O-1, Exhibit O-2 and Exhibit O-3 to the Agreement:

                                               EXHIBIT O-1

EXHIBIT : STANDARD FILE LAYOUT - DELINQUENCY REPORTING

* The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME                            DESCRIPTION                               DECIMAL          FORMAT COMMENT
------------------               -------------------------------------------------   -------------   ----------------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the
                                 Servicer. This may be different than the
                                 LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                       Servicer Client Number

SERV_INVESTOR_NBR                Contains a unique number as assigned by an
                                 external servicer to identify a group of loans
                                 in their system.

BORROWER_FIRST_NAME              First Name of the Borrower.

BORROWER_LAST_NAME               Last name of the borrower.

PROP_ADDRESS                     Street Name and Number of Property

PROP_STATE                       The state where the property located.

PROP_ZIP                         Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is due                          MM/DD/YYYY
                                 to the servicer at the end of processing cycle,
                                 as reported by Servicer.

LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was filed.                         MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR              The case number assigned by the court to the
                                 bankruptcy filing.

POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has                              MM/DD/YYYY
                                 been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy.                             MM/DD/YYYY
                                 Either by Dismissal, Discharged and/or a Motion
                                 For Relief Was Granted.

LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By The                          MM/DD/YYYY
                                 Servicer

LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan
                                 Such As;

LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled                           MM/DD/YYYY
                                 To End/Close

LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually                                  MM/DD/YYYY
                                 Completed

FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the servicer                          MM/DD/YYYY
                                 with instructions to begin foreclosure
                                 proceedings.

ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue                              MM/DD/YYYY
                                 Foreclosure

FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a                             MM/DD/YYYY
                                 Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is expected                          MM/DD/YYYY
                                 to occur.

FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                                  MM/DD/YYYY

FRCLSR_SALE_AMT                  The amount a property sold for at the                       2       No commas(,) or dollar
                                 foreclosure sale.                                                         signs ($)

EVICTION_START_DATE              The date the servicer initiates eviction of the                           MM/DD/YYYY
                                 borrower.

EVICTION_COMPLETED_DATE          The date the court revokes legal possession of                            MM/DD/YYYY
                                 the property from the borrower.

LIST_PRICE                       The price at which an REO property is marketed.             2       No commas(,) or dollar
                                                                                                           signs ($)

LIST_DATE                        The date an REO property is listed at a                                   MM/DD/YYYY
                                 particular price.

OFFER_AMT                        The dollar value of an offer for an REO property.           2       No commas(,) or dollar
                                                                                                           signs ($)

OFFER_DATE_TIME                  The date an offer is received by DA Admin or by                           MM/DD/YYYY
                                 the Servicer.

REO_CLOSING_DATE                 The date the REO sale of the property is                                  MM/DD/YYYY
                                 scheduled to close.

REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                                   MM/DD/YYYY

OCCUPANT_CODE                    Classification of how the property is occupied.

PROP_CONDITION_CODE              A code that indicates the condition of the
                                 property.

PROP_INSPECTION_DATE             The date a property inspection is performed.                              MM/DD/YYYY

APPRAISAL_DATE                   The date the appraisal was done.                                          MM/DD/YYYY

CURR_PROP_VAL                    The current "as is" value of the property based             2
                                 on brokers price opinion or appraisal.

REPAIRED_PROP_VAL                The amount the property would be worth if                   2
                                 repairs are completed pursuant to a broker's
                                 price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan

DELINQ_REASON_CODE               The circumstances which caused a borrower to
                                 stop paying on a loan. Code indicates the
                                 reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With                               MM/DD/YYYY
                                 Mortgage Insurance Company.

MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                            No commas(,) or dollar
                                                                                                           signs ($)

MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim                           MM/DD/YYYY
                                 Payment

MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim             2       No commas(,) or dollar
                                                                                                           signs ($)

POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance Company                          MM/DD/YYYY

POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance Company           2       No commas(,) or dollar
                                                                                                           signs ($)

POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued                           MM/DD/YYYY
                                 By The Pool Insurer

POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company              2       No commas(,) or dollar
                                                                                                           signs ($)

FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY

FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                            2       No commas(,) or dollar
                                                                                                           signs ($)

FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                             2       No commas(,) or dollar
                                                                                                           signs ($)

FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                                  MM/DD/YYYY

FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                            2       No commas(,) or dollar
                                                                                                           signs ($)

FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                             2       No commas(,) or dollar
                                                                                                           signs ($)

VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY

VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY

VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim                     2       No commas(,) or dollar
                                                                                                           signs ($)

MOTION_FOR_RELIEF_DATE           The date the Motion for Relief was filed                    10            MM/DD/YYYY

FRCLSR_BID_AMT                   The foreclosure sale bid amount                             11      No commas(,) or dollar
                                                                                                           signs ($)

FRCLSR_SALE_TYPE                 The foreclosure sales results: REO, Third Party,
                                 Conveyance to HUD/VA

REO_PROCEEDS                     The net proceeds from the sale of the REO                           No commas(,) or dollar
                                 property.                                                                 signs ($)

BPO_DATE                         The date the BPO was done.

CURRENT_FICO                     The current FICO score

HAZARD_CLAIM_FILED_DATE          The date the Hazard Claim was filed with the                10            MM/DD/YYYY
                                 Hazard Insurance Company.

HAZARD_CLAIM_AMT                 The amount of the Hazard Insurance Claim filed.             11      No commas(,) or dollar
                                                                                                           signs ($)

HAZARD_CLAIM_PAID_DATE           The date the Hazard Insurance Company disbursed             10            MM/DD/YYYY
                                 the claim payment.

HAZARD_CLAIM_PAID_AMT            The amount the Hazard Insurance Company paid on             11      No commas(,) or dollar
                                 the claim.                                                                signs ($)

ACTION_CODE                      Indicates loan status                                                     Number

NOD_DATE                                                                                                   MM/DD/YYYY

NOI_DATE                                                                                                   MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE                                                                             MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_END_DATE

ACTUAL_REO_START_DATE                                                                                      MM/DD/YYYY

REO_SALES_PRICE                                                                                            Number

REALIZED_LOSS/GAIN               As defined in the Servicing Agreement                                     Number

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

-    ASUM- Approved Assumption

-    BAP- Borrower Assistance Program

-    CO- Charge Off

-    DIL- Deed-in-Lieu

-    FFA- Formal Forbearance Agreement

-    MOD- Loan Modification

-    PRE- Pre-Sale

-    SS- Short Sale

-    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
    09        Forbearance
    17        Pre-foreclosure Sale Closing Plan Accepted
    24        Government Seizure
    26        Refinance
    27        Assumption
    28        Modification
    29        Charge-Off
    30        Third Party Sale
    31        Probate
    32        Military Indulgence
    43        Foreclosure Started
    44        Deed-in-Lieu Started
    49        Assignment Completed
    61        Second Lien Considerations
    62        Veteran's Affairs-No Bid
    63        Veteran's Affairs-Refund
    64        Veteran's Affairs-Buydown
    65        Chapter 7 Bankruptcy
    66        Chapter 11 Bankruptcy
    67        Chapter 13 Bankruptcy

                                   EXHIBIT O-2

               STANDARD LOAN LEVEL FILE LAYOUT - MASTER SERVICING

EXHIBIT 1: Layout

                                                                                                                                 MAX
COLUMN NAME                                             DESCRIPTION                          DECIMAL       FORMAT COMMENT       SIZE
-----------                      ---------------------------------------------------------   -------   ----------------------   ----
EACH FILE REQUIRES THE FOLLOWING FIELDS:

SER_INVESTOR_NBR                 A value assigned by the Servicer to define a group of                 Text up to 20 digits      20
                                 loans.

LOAN_NBR                         A unique identifier assigned to each loan by the                      Text up to 10 digits      10
                                 investor.

SERVICER_LOAN_NBR                A unique number assigned to a loan by the Servicer.                   Text up to 10 digits      10
                                 This may be different than the LOAN_NBR.

SCHED_PAY_AMT                    Scheduled monthly principal and scheduled interest              2     No commas(,) or dollar    11
                                 payment that a borrower is expected to pay, P&I constant.             signs ($)

NOTE_INT_RATE                    The loan interest rate as reported by the Servicer.             4     Max length of 6            6

NET_INT_RATE                     The loan gross interest rate less the service fee rate          4     Max length of 6            6
                                 as reported by the Servicer.

SERV_FEE_RATE                    The servicer's fee rate for a loan as reported by the           4     Max length of 6            6
                                 Servicer.

SERV_FEE_AMT                     The servicer's fee amount for a loan as reported by the         2     No commas(,) or dollar    11
                                 Servicer.                                                             signs ($)

NEW_PAY_AMT                      The new loan payment amount as reported by the Servicer.        2     No commas(,) or dollar    11
                                                                                                       signs ($)

NEW_LOAN_RATE                    The new loan rate as reported by the Servicer.                  4     Max length of 6            6

ARM_INDEX_RATE                   The index the Servicer is using to calculate a                  4     Max length of 6            6
                                 forecasted rate.

ACTL_BEG_PRIN_BAL                The borrower's actual principal balance at the beginning        2     No commas(,) or dollar    11
                                 of the processing cycle.                                              signs ($)

ACTL_END_PRIN_BAL                The borrower's actual principal balance at the end of           2     No commas(,) or dollar    11
                                 the processing cycle.                                                 signs ($)

BORR_NEXT_PAY_DUE_DATE           The date at the end of processing cycle that the                      MM/DD/YYYY                10
                                 borrower's next payment is due to the Servicer, as
                                 reported by Servicer.

SERV_CURT_AMT_1                  The first curtailment amount to be applied.                     2     No commas(,) or dollar    11
                                                                                                       signs ($)

SERV_CURT_DATE_1                 The curtailment date associated with the first                        MM/DD/YYYY                10
                                 curtailment amount.

CURT_ADJ_ AMT_1                  The curtailment interest on the first curtailment               2     No commas(,) or dollar    11
                                 amount, if applicable.                                                signs ($)

SERV_CURT_AMT_2                  The second curtailment amount to be applied.                    2     No commas(,) or dollar    11
                                                                                                       signs ($)

SERV_CURT_DATE_2                 The curtailment date associated with the second                       MM/DD/YYYY                10
                                 curtailment amount.

CURT_ADJ_ AMT_2                  The curtailment interest on the second curtailment              2     No commas(,) or dollar    11
                                 amount, if applicable.                                                signs ($)

                        STANDARD LOAN LEVEL FILE LAYOUT

                                                                                                                                 MAX
COLUMN NAME                                             DESCRIPTION                          DECIMAL       FORMAT COMMENT       SIZE
-----------                      ---------------------------------------------------------   -------   ----------------------   ----
SERV_CURT_AMT_3                  The third curtailment amount to be applied.                     2     No commas(,) or dollar    11
                                                                                                       signs ($)

SERV_CURT_DATE_3                 The curtailment date associated with the third                        MM/DD/YYYY                10
                                 curtailment amount.

CURT_ADJ_AMT_3                   The curtailment interest on the third curtailment               2     No commas(,) or dollar    11
                                 amount, if applicable.                                                signs ($)

PIF_AMT                          The loan "paid in full" amount as reported by the               2     No commas(,) or dollar    11
                                 Servicer.                                                             signs ($)

PIF_DATE                         The paid in full date as reported by the Servicer.                    MM/DD/YYYY                10

ACTION_CODE                      The standard FNMA numeric code used to indicate the                   Action Code Key:           2
                                 default/delinquent status of a particular loan.                       15=Bankruptcy,
                                                                                                       30=Foreclosure, ,
                                                                                                       60=PIF,
                                                                                                       63=Substitution,
                                                                                                       65=Repurchase, 70=REO

INT_ADJ_AMT                      The amount of the interest adjustment as reported by the        2     No commas(,) or dollar    11
                                 Servicer.                                                             signs ($)

SOLDIER_SAILOR_ADJ_AMT           The Soldier and Sailor Adjustment amount, if applicable.        2     No commas(,) or dollar    11
                                                                                                       signs ($)

NON_ADV_LOAN_AMT                 The Non Recoverable Loan Amount, if applicable.                 2     No commas(,) or dollar    11
                                                                                                       signs ($)

LOAN_LOSS_AMT                    The amount the Servicer is passing as a loss, if                2     No commas(,) or dollar    11
                                 applicable.                                                           signs ($)

PLUS THE FOLLOWING APPLICABLE FIELDS:

SCHED_BEG_PRIN_BAL               The scheduled outstanding principal amount due at the           2     No commas(,) or dollar    11
                                 beginning of the cycle date to be passed through to                   signs ($)
                                 investors.

SCHED_END_PRIN_BAL               The scheduled principal balance due to investors at the         2     No commas(,) or dollar    11
                                 end of a processing cycle.                                            signs ($)

SCHED_PRIN_AMT                   The scheduled principal amount as reported by the               2     No commas(,) or dollar    11
                                 Servicer for the current cycle -- only applicable for                 signs ($)
                                 Scheduled/Scheduled Loans.

SCHED_NET_INT                    The scheduled gross interest amount less the service fee        2     No commas(,) or dollar    11
                                 amount for the current cycle as reported by the Servicer              signs ($)
                                 -- only applicable for Scheduled/Scheduled Loans.

ACTL_PRIN_AMT                    The actual principal amount collected by the Servicer           2     No commas(,) or dollar    11
                                 for the current reporting cycle -- only applicable for                signs ($)
                                 Actual/Actual Loans.

ACTL_NET_INT                     The actual gross interest amount less the service fee           2     No commas(,) or dollar    11
                                 amount for the current reporting cycle as reported by                 signs ($)
                                 the Servicer -- only applicable for Actual/Actual Loans.

PREPAY_PENALTY_ AMT              The penalty amount received when a borrower prepays on          2     No commas(,) or dollar    11
                                 his loan as reported by the Servicer.                                 signs ($)

PREPAY_PENALTY_ WAIVED           The prepayment penalty amount for the loan waived by the        2     No commas(,) or dollar    11
                                 servicer.                                                             signs ($)

                        STANDARD LOAN LEVEL FILE LAYOUT

                                                                                                                                 MAX
COLUMN NAME                                             DESCRIPTION                          DECIMAL       FORMAT COMMENT       SIZE
-----------                      ---------------------------------------------------------   -------   ----------------------   ----
MOD_DATE                         The Effective Payment Date of the Modification for the                MM/DD/YYYY                10
                                 loan.

MOD_TYPE                         The Modification Type.                                                Varchar - value can be    30
                                                                                                       alpha or numeric

DELINQ_P&I_ADVANCE_AMT           The current outstanding principal and interest advances         2     No commas(,) or dollar    11
                                 made by Servicer.                                                     signs ($)

                                 Flag to indicate if the repurchase of a loan is due to a              Y=Breach                   1
BREACH_FLAG                      breach of Representations and Warranties                              N=NO Breach
                                                                                                       Let blank if N/A

EXHIBIT 2: MONTHLY SUMMARY REPORT BY SINGLE INVESTOR

MONTHLY SUMMARY REPORT

For Month Ended: mm/dd/yyyy             Servicer Name __________________________

Prepared by: ________________________   Investor Nbr ___________________________

SECTION 1. REMITTANCES AND ENDING BALANCES - REQUIRED DATA

 Beginning     Ending       Total Monthly     Total Ending Unpaid     Total Monthly
Loan Count   Loan Count   Remittance Amount    Principal Balance    Principal Balance
----------   ----------   -----------------   -------------------   -----------------
     0            0             $0.00                $0.00                $0.00

PRINCIPAL CALCULATION
1.  Monthly Principal Due                                                 +$0.00
2.  Current Curtailments                                                  +$0.00
3.  Liquidations                                                          +$0.00
4.  Other (attach explanation)                                            +$0.00
5.  Principal Due                                                          $0.00
6.  Interest (reported "gross")                                           +$0.00
7.  Interest Adjustments on Curtailments                                  +$0.00
8.  Servicing Fees                                                        -$0.00
9.  Other Interest (attach explanation)                                   +$0.00
                                                                          ------
10. Interest Due (need to subtract ser fee)                                $0.00
                                                                          ======
REMITTANCE CALCULATION
11. Total Principal and Interest Due (lines 5+10)                         +$0.00
12. Reimbursement of Non-Recoverable Advances                             -$0.00
13. Total Realized gains                                                  +$0.00
14. Total Realized Losses                                                 -$0.00
15. Total Prepayment Penalties                                            +$0.00
16. Total Non-Supported Compensating Interest                             -$0.00
17. Other (attach explanation)                                             $0.00
                                                                          ------
18. Net Funds Due on or before Remittance Date                            $$0.00
                                                                          ======

SECTION 2. DELINQUENCY REPORT - OPTIONAL DATA FOR LOAN ACCOUNTING

                             INSTALLMENTS DELINQUENT

Total No.     Total No.                   90 or        In       Real Estate    Total Dollar
    of            of         30-    60-    more   Foreclosure      Owned        Amount of
  Loans     Delinquencies   Days   Days    Days    (Optional)    (Optional)   Delinquencies
---------   -------------   ----   ----   -----   -----------   -----------   -------------
    0             0           0      0      0          0             0            $0.00

                                   EXHIBIT O-3

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

The numbers on the 332 form correspond with the numbers listed below.

LIQUIDATION AND ACQUISITION EXPENSES:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

     * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

     *    For escrow advances - complete payment history

          (to calculate advances from last positive escrow balance forward)

     * Other expenses - copies of corporate advance history showing all payments

     *    REO repairs > $1500 require explanation

     *    REO repairs >$3000 require evidence of at least 2 bids.

     * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

     *    Unusual or extraordinary items may require further documentation.

13.  The total of lines 1 through 12.

CREDITS:

14-21. Complete as applicable. Required documentation:

     * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

          Letter of Proceeds Breakdown.

     *    Copy of EOB for any MI or gov't guarantee

     *    All other credits need to be clearly defined on the 332 form

22.  The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis (__________ ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: _______________________    Date: __________________________________

Phone: ______________________________   Email Address: _________________________

Servicer Loan No.         Servicer Name              Servicer Address

_______________________   ________________________   ___________________________

WELLS FARGO BANK, N.A. LOAN NO._________________________________________________

Borrower's Name: _______________________________________________________________

Property Address: ______________________________________________________________

LIQUIDATION TYPE:   REO SALE    3RD PARTY SALE    SHORT SALE   CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN    YES    NO

If "Yes", provide deficiency or cramdown amount ________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)   Actual Unpaid Principal Balance of Mortgage Loan       $______________(1)

(2)  Interest accrued at Net Rate                             ______________(2)

(3)  Accrued Servicing Fees                                   ______________(3)

(4)  Attorney's Fees                                          ______________(4)

(5)  Taxes (see page 2)                                       ______________(5)

(6)  Property Maintenance                                     ______________(6)

(7)  MI/Hazard Insurance Premiums (see page 2)                ______________(7)

(8)  Utility Expenses                                         ______________(8)

(9)  Appraisal/BPO                                            ______________(9)

(10) Property Inspections                                     ______________(10)

(11) FC Costs/Other Legal Expenses                            ______________(11)

(12) Other (itemize)                                          ______________(12)

   Cash for Keys__________________________                    ______________(12)

   HOA/Condo Fees_________________________                    ______________(12)

   _______________________________________                    ______________(12)

   TOTAL EXPENSES                                            $______________(13)

CREDITS:

(14) Escrow Balance                                          $______________(14)

(15) HIP Refund                                               ______________(15)

(16) Rental Receipts                                          ______________(16)

(17) Hazard Loss Proceeds                                     ______________(17)

(18) Primary Mortgage Insurance / Gov't Insurance             ______________(18a) HUD
Part A

                                                              ______________(18b) HUD

Part B

(19) Pool Insurance Proceeds                                  ______________(19)

(20) Proceeds from Sale of Acquired Property                  ______________(20)

(21) Other (itemize)                                          ______________(21)

   _________________________________________                  ______________(21)

   TOTAL CREDITS                                             $______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                      $______________(23)

ESCROW DISBURSEMENT DETAIL

    TYPE                  PERIOD OF
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------


Miscellaneous

     42. All demands, notices and communications related to the Assigned Loans, the Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of the Company,

               National City Mortgage Co.
               3232 Newmark Drive
               Miamisburg, Ohio 45342
               Attention: Richard Buck

          b.   In the case of the Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               South Tower
               New York, New York 10281
               Attention: MANA 2007-A2

          c.   In the case of the Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MANA 2007-A2

     43. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     44. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     45. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee or the Company may be merged or consolidated shall without the requirement for any further writing, be deemed the Assignor, the Assignee or the Company, respectively hereunder.

     46. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     47. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     48. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ---------------------------------
Name: Brian E. Brennan
Title: Authorized Signatory


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee


By:
    ---------------------------------
Name: Paul Park
Title: Authorized Signatory


NATIONAL CITY MORTGAGE CO.
Company


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer


By:
    ---------------------------------
Name: Michael Pinzon
Title: Vice President

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]


                                      A-1-1

                                  ATTACHMENT 2

               MASTER SELLER'S WARRANTIES AND SERVICING AGREEMENT

                                SEE EXHIBIT 99.7

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                SEE EXHIBIT 99.6


                                      A-2-1